                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                        RULE 13E-3 TRANSACTION STATEMENT

                           (PURSUANT TO SECTION 13(e)
                     OF THE SECURITIES EXCHANGE ACT OF 1934)
                               (Amendment No. 2)

                    ZURICH REINSURANCE CENTRE HOLDINGS, INC.
                    ----------------------------------------
                              (Name of the Issuer)

                            ZURICH INSURANCE COMPANY
                        ZURICH CENTRE INVESTMENTS LIMITED
                               CENTRE MERGER CORP.
                    ZURICH REINSURANCE CENTRE HOLDINGS, INC.
                    ----------------------------------------
                      (Name of Person(s) Filing Statement)

                          Common Stock, $0.01 par value
                          -----------------------------
                         (Title of Class of Securities)
                                    989822101
                    ----------------------------------------
                      (CUSIP Number of Class of Securities)

       Steven D. Germain, Esq.                    Mark R. Sarlitto, Esq.
  Zurich Centre Investments Limited              Zurich Reinsurance Centre
           Cumberland House                           Holdings, Inc.
         One Victoria Street                     One Chase Manhattan Plaza
           P.O. Box HM 1788                        New York, N.Y. 10005
       Hamilton, HM HX Bermuda                        (212) 898-5000
           (441) 295-8501

                              Dr. Kaspar Hotz
                          Zurich Insurance Company
                                Mythenquai 2
                             Zurich, Switzerland
                              011 411 205-2121
--------------------------------------------------------------------------------
(Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications on Behalf of Person(s) Filing Statement)

                                   Copies to:

        Thomas M. Cerabino, Esq.                 Samuel C. Butler, Esq.
        Willkie Farr & Gallagher                 Cravath, Swaine & Moore
          One Citicorp Center                        Worldwide Plaza
          153 East 53rd Street                      825 Eighth Avenue
          New York, N.Y. 10022                     New York, NY 10019
             (212) 821-8000                          (212) 474-1000

This statement is filed in connection with (check the appropriate box):

a. [X]   The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule 13e-3(c) under the Securities Exchange Act of 1934.

b. [ ]   The filing of a registration statement under the Securities Act of
1933.

c. [ ]   A tender offer

d. [ ]   None of the above

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies. [X]

                            Calculation of Filing Fee

           Transaction Valuation*             Amount of Filing Fee*
              $355,020,904.50                      $71,004.18

[X]    Check box if any part of the fee is offset as provided by Rule 0-11(a)(2)
and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

Amount Previously Paid: $71,004.18
Filing Party: Zurich Reinsurance Centre Holdings, Inc.
Form or Registration No: Schedule 14A
Date Filed: May 20, 1997










----------
         * For purposes of calculation of fee only. 8,987,871 shares of Common Stock, par value $0.01 per share, of Zurich Reinsurance Centre Holdings, Inc. to be converted into the right to receive $39.50 per share in cash. The amount of the filing fee calculated in accordance with Rule 0-11 of the Securities Exchange Act of 1934 equals 1/50 of 1% of the transaction value.

         This Amendment No. 2 amends the Rule 13e-3 Transaction Statement (the "Statement") filed jointly on July 1, 1997 by Zurich Insurance Company, a Swiss corporation, Zurich Centre Investments Limited, a Bermuda corporation ("Parent"), Centre Merger Corp., a Delaware corporation ("Sub"), and Zurich Reinsurance Centre Holdings, Inc., a Delaware corporation (the "Company") which relates to a proposal to approve and adopt an Agreement and Plan of Merger (the "Merger Agreement"), dated as of April 17, 1997, among Parent,
Sub and the Company and the merger (the "Merger") of Sub with and into the Company upon the terms and subject to the conditions set forth in the Merger Agreement. A copy of the Merger Agreement has been filed by the Company as Appendix A to the preliminary proxy statement (the "Proxy Statement") filed as Exhibit (d)(3) to this Statement.

         The cross-reference sheet below is being supplied pursuant to General Instruction F to Schedule 13E-3 and shows the location in the Proxy Statement of the information required to be included in response to the items of this Statement. The information in the Proxy Statement, including all appendices thereto, is hereby expressly incorporated herein by reference and the responses to each item in this Statement are qualified in their entirety by the information contained in the Proxy Statement and such appendices. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Proxy Statement.

                              CROSS REFERENCE SHEET

Item 1.  Issuer and Class of Security Subject to the Transaction.

     (a) The information set forth in "SUMMARY--The Parties" and "THE PARTIES--The Company" is incorporated herein by reference.

     (b) The information set forth on the cover page of the Proxy Statement and in "THE SPECIAL MEETING--Record Date and Voting" is incorporated herein by reference.

     (c)-(d) The information set forth in "AVAILABLE INFORMATION" and "MARKET PRICE AND DIVIDEND INFORMATION" is incorporated herein by reference.

     (e)         Not applicable.

     (f) The information set forth in "CERTAIN TRANSACTIONS IN THE COMMON STOCK" is incorporated herein by reference.

Item 2.  Identity and Background.

     (a)-(d),(g) The information set forth in "ADDITIONAL INFORMATION",
                 "SUMMARY--The Parties", "THE PARTIES", "SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS" and Appendix D to the Proxy Statement is incorporated herein by reference.

     (e)         Negative.

     (f)         Negative.

Item 3.  Past Contacts, Transactions or Negotiations.

     (a)(1)      The information set forth in "RELATED PARTY
                 TRANSACTIONS" is incorporated herein by reference.

     (a)(2)      The information set forth in "SPECIAL FACTORS--
                 Background of the Merger" and "CERTAIN TRANSACTIONS IN THE COMMON STOCK" is incorporated herein by reference.

     (b)         The information set forth in "SPECIAL
                 FACTORS--Background of the Merger" is incorporated herein by reference.

Item 4.  Terms of the Transaction.

     (a) The information set forth in "SUMMARY" and "THE MERGER AGREEMENT" is incorporated herein by reference.

     (b)         The information set forth in "SUMMARY", "SPECIAL
                 FACTORS--Sources of Funds; Fees and Expenses", and "--Interests of Certain Persons in the Merger", and "THE MERGER AGREEMENT--The Merger" is incorporated herein by reference.

Item 5.  Plans or Proposals of the Issuer or Affiliate.

     (a) The information set forth in "SUMMARY--The Merger" and "SPECIAL FACTORS--Plans for the Company After the Merger" are incorporated herein by reference.

     (b)         Not applicable.

     (c) The information set forth in "SPECIAL FACTORS-- Interests of Certain Persons in the Merger", "--Plans for the Company After the Merger" and "--Certain Effects of the Merger", and "THE MERGER AGREEMENT--The Merger" and "--Stock Options; Restricted Stock" is incorporated herein by reference.

     (d)-(g) The information set forth in "SPECIAL FACTORS--Plans for the Company After the Merger" and "--Certain Effects of the Merger" is incorporated herein by reference.

Item 6.  Source and Amount of Funds or Other Consideration.

     (a) The information set forth in "SPECIAL FACTORS--Sources of Funds; Fees and Expenses" and "--Plans for the Company After the Merger", and "THE MERGER
                 AGREEMENT--The Merger" is incorporated herein by reference.

     (b) The information set forth in "SPECIAL FACTORS--Sources of Funds; Fees and Expenses" and "THE MERGER
                 AGREEMENT--Expenses" is incorporated herein by reference.

     (c)         Not applicable.

     (d)         Not applicable.

Item 7.  Purpose(s), Alternatives, Reasons and Effects.

     (a)-(c) The information set forth in "SPECIAL FACTORS--Purpose and Structure of the Merger" and "--Background of the Merger" is incorporated herein by reference.

     (d) The information set forth in "SUMMARY--The Merger", "SPECIAL FACTORS--Plans for the Company After the Merger", "--Certain Effects of the Merger", "--Certain Federal Income Tax Consequences", "--Anticipated Accounting Treatment", and "THE MERGER AGREEMENT--The Merger" is incorporated herein by reference.

Item 8.  Fairness of the Transaction.

     (a) The information set forth in "SUMMARY--Special Factors", "--Interests of Certain Persons in the Merger", "SPECIAL FACTORS--Recommendation of the Special Committee and Board of Directors of the Company; Fairness of the Merger" and "--Interests of Certain Persons in the Merger" is incorporated herein by reference.

     (b) The information set forth in "SUMMARY--Special Factors" and "SPECIAL FACTORS--Recommendation of the Special Committee and Board of Directors of the Company; Fairness of the Merger", "--Background of the Merger", "--Purpose and Structure of the Merger", "--Opinion of Financial Advisor to the Special Committee" and "--Summary of Financial Analysis of Donaldson, Lufkin & Jenrette Securities Corporation" are incorporated herein by reference.

     (c) The information set forth in "SUMMARY--The Special Meeting" and "THE SPECIAL MEETING--Vote Required; Revocability of Proxies" is incorporated herein by reference.

     (d)         The information set forth in "SPECIAL
                 FACTORS--Background of the Merger", "--Recommendation of the Special Committee and Board of Directors of the Company; Fairness of the Merger" and "--Opinion of Financial Advisor to the Special Committee" is incorporated herein by reference.

     (e) The information set forth in "SUMMARY--Special Factors" and "SPECIAL FACTORS--Background of the Merger" and "--Recommendation of the Special Committee and Board of Directors of the Company; Fairness of the Merger" is incorporated herein by reference.

     (f)         Not applicable.

Item 9.  Reports, Opinions, Appraisals and Certain Negotiations.

     (a)-(c) The information set forth in "SUMMARY--Special Factors" and "SPECIAL FACTORS--Background of the Merger", "--Opinion of Financial Advisor to the Special
                 Committee" and "--Summary of Financial Analysis of Donaldson, Lufkin & Jenrette Securities Corporation" is incorporated herein by reference.

Item 10. Interest in Securities of the Issuer.

     (a)-(b) The information set forth in "SPECIAL FACTORS--Interests of Certain Persons in the Merger", "SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS", "CERTAIN TRANSACTIONS IN THE COMMON STOCK" and Appendix D to the Proxy Statement is incorporated herein by reference.

Item 11. Contracts, Arrangements or Understandings With Respect to the Issuer's Securities.

                 Not Applicable.

Item 12. Present Intention and Recommendations of Certain Persons With Regard to the Transaction.

     (a)-(b) The information set forth in "SUMMARY--The Special Meeting", "--Special Factors", "--Interests of Certain Persons in the Merger" and "--Security Ownership of Management and Certain Beneficial Owners", "THE SPECIAL MEETING--Vote Required; Revocability of Proxies", and "SPECIAL FACTORS--Recommendation of the Special Committee and Board of Directors of the Company; Fairness of the Merger" and "--Interests of Certain Persons in the Merger" is incorporated herein by reference.

Item 13. Other Provisions of the Transaction.

     (a)         The information set forth in "SUMMARY--Appraisal
                 Rights", "THE SPECIAL MEETING--Appraisal Rights" and Appendix C to the Proxy Statement is incorporated herein by reference.

     (b)         Not applicable.

     (c)         Not applicable.

Item 14. Financial Information.

     (a) The information set forth in "SELECTED FINANCIAL DATA" and "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE" in the Proxy Statement is incorporated herein by reference.

     (b)         Not applicable.

Item 15. Persons and Assets Employed, Retained or Utilized.

     (a)-(b) The information set forth in "SUMMARY--Solicitation of Proxies" and "THE SPECIAL MEETING--Solicitation of Proxies" is incorporated herein by reference.

Item 16. Additional Information.

                 The information set forth in "CERTAIN PROJECTED FINANCIAL DATA" is incorporated herein by reference.

Item 17. Material to be Filed as Exhibits.

     (a)         Not applicable.

     (b)(1) Fairness opinion of Morgan Stanley & Co. Incorporated ("Morgan Stanley") dated April 17, 1997 is incorporated by reference from Appendix B to the Preliminary Proxy Statement filed as Exhibit (d)(3) hereto.

     (b)(2) A report presented by Morgan Stanley to the Board of Directors of the Company, dated April 17, 1997, containing certain financial analyses.*

     (b)(3) A report prepared by Donaldson, Lufkin & Jenrette Securities Corporation to Zurich Group, dated December 4, 1996, containing certain financial analyses.*

     (c)         Agreement and Plan of Merger, dated as of April 17,
                 1997, by and among the Company, Parent and Sub is incorporated by reference from Appendix A to the Preliminary Proxy Statement filed as Exhibit (d)(3) hereto.

     (d)(1) Preliminary Proxy Statement on Schedule 14A and related Notice of Special Meeting, letter to stockholders and proxy card.*


     (d)(2) Revised Preliminary Proxy Statement on Schedule 14A and related Notice of Special Meeting, letter to stockholders and proxy card.*

     (d)(3) Second Revised Preliminary Proxy Statement on Schedule 14A and related Notice of Special Meeting, letter to stockholders and proxy card.

     (e) Full text of Section 262 of the Delaware General Corporation Law is incorporated by reference from Appendix C to the Preliminary Proxy Statement filed as Exhibit (d)(3) hereto.

     (f)         Not applicable.

___________________
* previously filed

                                    SIGNATURE

After due inquiry and to the best of its knowledge and belief, each of the undersigned certify that the information set forth in this statement is true, complete and correct.




Date:  July 16, 1997                       ZURICH INSURANCE COMPANY



                                           By: /s/ Kaspar Hotz
                                              ---------------------------------
                                               Name: Kaspar Hotz
                                               Title: Company Secretary and
                                                      Corporate Legal Advisor


                                           By: /s/ Monica Maechler-Erne
                                              ---------------------------------
                                               Name: Monica Maechler-Erne
                                               Title: Corporate Legal Advisor


Date:  July 16, 1997                       ZURICH CENTRE INVESTMENTS LIMITED



                                           By: /s/ Thomas Gleeson
                                              ---------------------------------
                                               Name: Thomas Gleeson
                                               Title: Vice President



Date:  July 16, 1997                       CENTRE MERGER CORP.



                                           By: /s/ Steven D. Germain
                                              ---------------------------------
                                               Name: Steven D. Germain
                                               Title: Vice President



Date:  July 16, 1997                       ZURICH REINSURANCE CENTRE HOLDINGS,
                                             INC.



                                           By: /s/ Mark R. Sarlitto
                                              ---------------------------------
                                               Name: Mark R. Sarlitto
                                               Title: Senior Vice President,
                                                      General Counsel and
                                                      Secretary

                                  EXHIBIT INDEX

Exhibit No.                                                           Page No.

(a)         Not applicable.

(b)(1)      Fairness opinion of Morgan Stanley & Co.
            Incorporated ("Morgan Stanley") dated April
            17, 1997 is incorporated by reference from Appendix B to the Preliminary Proxy Statement filed as Exhibit (d)(3) hereto.

(b)(2) A report presented by Morgan Stanley to the Board of Directors of the Company, dated
            April 17, 1997, containing certain financial analyses.*

(b)(3)      A report prepared by Donaldson, Lufkin &
            Jenrette Securities Corporation to Zurich
            Group, dated December 4, 1996, containing certain financial analyses.*

(c) Agreement and Plan of Merger, dated as of April 17, 1997, by and among the Company, Parent and Sub is incorporated by reference from Appendix A to the Preliminary Proxy
            Statement filed as Exhibit (d)(3) hereto.

(d)(1) Preliminary Proxy Statement on Schedule 14A and related Notice of Special Meeting, letter to stockholders and proxy card.*

(d)(2) Revised Preliminary Proxy Statement on Schedule 14A and related Notice of Special Meeting, letter to stockholders and proxy card.*

(d)(3)      Second Revised Preliminary Proxy Statement on
            Schedule 14A and related Notice of Special Meeting, letter to stockholders and proxy card.

(e)         Full text of Section 262 of the Delaware
            General Corporation Law is incorporated by reference from Appendix C to the Preliminary
            Proxy Statement filed as Exhibit (d)(3) hereto.

(f)         Not applicable.
------------------
* Previously filed